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                                                                  EXHIBIT 99

                       UNITED STATES                       OMB APPROVAL
            SECURITIES AND EXCHANGE COMMISSION        OMB Number:  3235-0145
                   WASHINGTON, D.C. 20549             Expires: October 31, 1994
                                                      Estimated average burden
                                                      hours per response...14.90

                                  SCHEDULE 13G


                   Under the Securities Exchange Act of 1934

                          (Amendment No.           )*

                             WTD INDUSTRIES, INC.
                               (Name of Issuer)

                                 COMMON STOCK
                        (Title of Class of Securities)

                                   929344 20 8
                                 (CUSIP Number)


Check the following box if a fee is being paid with this statement [ X ]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).






                               Page 1 of 5 pages
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CUSIP No.    929344 20 8                  13G      Page   2   of   5   Pages


1. NAME OF REPORTING PERSON
   S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

           THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

           #39-0509570

2. CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*

                                                                    (a) [ ]
                                                                    (b) [ ]

3. SEC USE ONLY

4. CITIZENSHIP OR PLACE OF ORGANIZATION

           WISCONSIN, U.S.A.

 NUMBER OF      5. SOLE VOTING POWER
  SHARES
BENEFICIALLY            354,821
  OWNED BY
    EACH        6. SHARED VOTING POWER
 REPORTING
  PERSON                INAPPLICABLE
   WITH
                7. SOLE DISPOSITIVE POWER

                        354,821

                8. SHARED DISPOSITIVE POWER

                        INAPPLICABLE

9. AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

                        354,821

10.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN SHARES*

                        N/A

11.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 9

                        8.1%

12.  TYPE OF REPORTING PERSON*

                        IC




                      *SEE INSTRUCTION BEFORE FILLING OUT!
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CUSIP No.    929344 20 8               13G         Page   3   of   5   Pages

ITEM 1

        (a)  Name of Issuer:  WTD INDUSTRIES, INC.

        (b)  Address of Issuer's Principal Executive Offices:
             LINCOLN TOWER-SUITE 900, 10260 S.W. GREENBURG ROAD, PORTLAND, OR 97223

ITEM 2

        (a)  Name of Person Filing:  THE NORTHWESTERN MUTUAL LIFE INSURANCE
             COMPANY

        (b) Address of Principal Business Office: 720 EAST WISCONSIN AVENUE, MILWAUKEE, WISCONSIN 53202

        (c)  Citizenship:  WISCONSIN, U.S.A.

        (d)  Title of Class of Securities:  COMMON STOCK

        (e)  CUSIP Number:  929344 20 8

ITEM 3 IF THIS STATEMENT IS FILED PURSUANT TO RULE 13d-1(b), OR 13d-2(b), CHECK WHETHER THE PERSON FILING IS A:

        (a)  [ ] Broker or Dealer registered under Section 15 of the Act

        (b)  [ ] Bank as defined in section 3(a)(6) of the Act

        (c)  [X] Insurance Company as defined in section 3(a)(19) of the Act

        (d) [ ] Investment Company registered under section 8 of the Investment Company Act

        (e) [ ] Investment Adviser registered under section 203 of the Investment Advisers Act of 1940

        (f) [ ] Employee Benefit Plan, Pension Fund which is subject to the provisions of the Employee Retirement Income Security Act of 1974 or Endowment Fund; see Rule 13d-1(b)(1)(ii)(F)

        (g) [ ] Parent Holding Company, in accordance with Rule 13d-1(b)(ii)(G) (Note: See Item 7)

        (h)  [ ] Group, in accordance with Rule 13d-1(b)(1)(ii)(H)(1)
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CUSIP No.    929344 20 8                   13G         Page   4   of   5   Pages

ITEM 4   OWNERSHIP

  If the percent of the class owned, as of December 31 of the year covered by the statement, or as of the last day of any month described in Rule 13d-1(b)(2), if applicable, exceeds five percent, provide the following information as of that date and identify those shares which there is a right to acquire.

        (a)  Amount Beneficially Owned  354,821

        (b)  Percent of Class           8.1%

        (c)  Number of shares as to which such person has:

             (i) sole power to vote or to direct the vote       354,821

             (ii) shared power to vote or to direct
             the vote                                           INAPPLICABLE

             (iii) sole power to dispose or to direct the
                   disposition of                               354,821

             (iv) shared power to dispose or to direct the
                  disposition of                                INAPPLICABLE

  Instruction: For computations regarding securities which represent a right to acquire an underlying security see Rule 13d-3(d)(1).

ITEM 5   OWNERSHIP OF FIVE PERCENT OR LESS OF A CLASS

  If this statement is being filed to report the fact that as of the date hereof the reporting person has ceased to be the beneficial owner of more than five percent of a class of securities, check the following [ ].

ITEM 6   OWNERSHIP OF MORE THAN FIVE PERCENT ON BEHALF OF ANOTHER PERSON

                                Inapplicable

ITEM 7 IDENTIFICATION AND CLASSIFICATION OF THE SUBSIDIARY WHICH ACQUIRED A SECURITY BEING REPORTED ON BY THE PARENT HOLDING COMPANY

                                Inapplicable

ITEM 8   IDENTIFICATION AND CLASSIFICATION OF MEMBERS OF THE GROUP

                                Inapplicable

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CUSIP No.    929344 20 8             13G       Page   5   of   5   Pages

ITEM 9   NOTICE OF DISSOLUTION OF GROUP

                                  Inapplicable

ITEM 10  CERTIFICATION

  By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purposes or effect.


                                   SIGNATURE

  After reasonable inquiry and to the best of my knowledge and belief, I certify that the correct information set forth in this statement is true, complete and correct.


                                        2/11/93
                                                Date


                                        J. THOMAS CHRISTOFFERSON
                                                Signature


                                        J. Thomas Christofferson, Vice President
                                                      Name/Title